Exhibit 10.1

AMENDMENT NO. 3

Dated as of March 13, 2013

to

CREDIT AGREEMENT

Dated as of September 9, 2011

THIS AMENDMENT NO. 3 (this “Amendment”) is made as of March 13, 2013 by and among ViroPharma Incorporated, a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of September 9, 2011 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Required Lenders and the Administrative Agent agree to address certain provisions of the Credit Agreement in certain respects as provided herein;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.                                      Agreements.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below:

(a)                                 The parties hereto hereby agree that, from and after the date hereof until the Trigger Date (as defined below) (such period, the “Effective Period”), Section 6.12(b) of the Credit Agreement shall be of no force or effect, and no failure by the Borrower to comply with the terms of such Section 6.12(b) during the Effective Period will result in a Default or Event of Default under the Credit Agreement (it being understood and agreed that during the Effective Period the concept of the “Total Leverage Ratio” will remain in force and be effective in all other respects under the Credit Agreement, including, without limitation, the inclusion of the calculation thereof in each certificate delivered by the Borrower pursuant to Section 5.01(c) of the Credit Agreement during the Effective Period); provided that, it is understood and agreed for the avoidance of doubt that, on and after the Trigger Date, Section 6.12(b) of the Credit Agreement shall be in full force and effect and this Section 1(a) of this Amendment shall automatically terminate and be null and void.

(b)                                 The parties hereto hereby agree that, during the Effective Period, (i) the Borrower shall not be permitted to request any Credit Event, (ii) the Lenders shall have no obligation to fund any Borrowing or to make any Loan or any other extension of credit to the Borrower under the Credit

Agreement, (iii) the Swingline Lender shall have no obligation to, and will not without the written consent of the Required Lenders, make any Swingline Loan under the Credit Agreement and (iv) the Issuing Bank shall have no obligation to, and will not without the written consent of the Required Lenders, issue any Letter of Credit under the Credit Agreement; provided that, it is understood and agreed for the avoidance of doubt that, on and after the Trigger Date, this Section 1(b) of this Amendment shall automatically terminate and be null and void.

(c)                                  As used herein, “Trigger Date” means the first date following April 1, 2013 on which the Borrower delivers to the Administrative Agent a certificate of a Financial Officer of the Borrower pursuant to the terms and conditions of Section 5.01(c) of the Credit Agreement (i) demonstrating that the Total Leverage Ratio as of the then most recently ended fiscal quarter of the Borrower is equal to or less than 3.50 to 1.00 and (ii) requesting that the Trigger Date be activated.

(d)                                 Section 6.04(k) of the Credit Agreement is hereby amended to delete the reference to “Section 6.09” appearing therein and to replace such reference with a reference to “Section 6.07”.  It is understood and agreed that the foregoing amendment to Section 6.04(k) of the Credit Agreement is effective as of the Effective Date.

2.                                      Conditions of Effectiveness.  This Amendment shall be effective as of March 13, 2013, subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent, (ii) counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors and (iii) all fees and other amounts due and payable on or prior to the date of this Amendment, including, to the extent invoiced, payment and/or reimbursement of the Administrative Agent’s and its Affiliates’ reasonable and documented out-of-pocket fees and expenses (including reasonable fees, charges and disbursements of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower in connection with this Amendment and the other Loan Documents.

3.                                      Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)                                 This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, (b) general principles of equity, regardless of whether considered in a proceeding in equity or at law and (c) requirements of reasonableness, good faith and fair dealing.

(b)                                 As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (provided that any representation and warranty that is qualified by materiality is true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

4.                                      Reference to and Effect on the Credit Agreement.

(a)                                 Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

2

(b)                                 Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, except as set forth herein, and are hereby ratified and confirmed.

(c)                                  Except as set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)                                 In accordance with Section 9.02 of the Credit Agreement, except as set forth herein, no failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power under the Credit Agreement or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders under the Credit Agreement and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

5.                                      Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.                                      Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.                                      Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

VIROPHARMA INCORPORATED,
as the Borrower

By:	/s/ Charles A. Rowland
Name:	Charles A. Rowland
Title:	CFO

Signature Page to Amendment No. 3 to

Credit Agreement dated as of September 9, 2011

ViroPharma Incorporated

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the
Issuing Bank and as Administrative Agent

By:	/s/ John Emery
Name:	John Emery
Title:	Managing Director

Signature Page to Amendment No. 3 to

Credit Agreement dated as of September 9, 2011

ViroPharma Incorporated

BMO HARRIS FINANCING, INC.,
as a Lender

By:	/s/ Phillip Ho
Name:	Phillip Ho
Title:	Director

Signature Page to Amendment No. 3 to

Credit Agreement dated as of September 9, 2011

ViroPharma Incorporated

TD BANK, N.A.,
as a Lender

By:	/s/ Eric Tweer
Name:	Eric Tweer
Title:	Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of September 9, 2011

ViroPharma Incorporated

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Alice Lee
Name:	Alice Lee
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to

Credit Agreement dated as of September 9, 2011

ViroPharma Incorporated

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kirk M. Mader
Name:	Kirk M. Mader
Title:	Senior Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of September 9, 2011

ViroPharma Incorporated

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Linda Alto
Name:	Linda Alto
Title:	Senior Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of September 9, 2011

ViroPharma Incorporated

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to

Credit Agreement dated as of September 9, 2011

ViroPharma Incorporated

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to Credit Agreement with respect to that certain Credit Agreement dated as of September 9, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among ViroPharma Incorporated, a Delaware corporation (the “Borrower”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 3 to Credit Agreement is dated as of March 13, 2013 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated March 13, 2013

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

VIROPHARMA BIOLOGICS, INC.

By:	/s/ Richard S. Morris
Name:	Richard S. Morris
Title:	Treasurer

VPDE INCORPORATED

By:	Wesley N. Riemer
Name:	Wesley N. Riemer
Title:	Treasurer

VPINT INCORPORATED

By:	Wesley N. Riemer
Name:	Wesley N. Riemer
Title:	Treasurer

VPMP INCORPORATED

By:	/s/ Richard S. Morris
Name:	Richard S. Morris
Title:	Treasurer

Signature Page to Consent and Reaffirmation to Amendment No. 3 to

Credit Agreement dated as of September 9, 2011

ViroPharma Incorporated